UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York		10573
(Address of principal executive offices)		(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange
2.250% Senior Notes due 2023	XYL23	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 26, 2020, Xylem Inc. (the “Company”) completed a public offering (the “Offering”) of $500,000,000 aggregate principal amount of 1.950% Senior Notes due 2028 (the “2028 notes”) and $500,000,000 aggregate principal amount of 2.250% Senior Notes due 2031 (the “2031 notes” and, together with the 2028 notes, the “notes”). The notes are governed by a senior indenture, dated March 11, 2016 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated March 11, 2016 (the “First Supplemental Indenture”), and as further supplemented by the fourth supplemental indenture, dated June 26, 2020 (the “Fourth Supplemental Indenture”), each between Deutsche Bank Trust Company Americas, as trustee, and the Company (as so supplemented, the “Indenture”).

The notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other unsecured and unsubordinated obligations from time to time outstanding. The 2028 notes will bear interest at the rate of 1.950% per year and will mature on January 30, 2028. The 2031 notes will bear interest at the rate of 2.250% per year and will mature on January 30, 2031. Interest on the notes will be payable semiannually on January 30 and July 30 of each year beginning on January 30, 2021.

The Company may redeem the notes at any time, at its option, subject to certain conditions, at specified redemption prices, plus accrued and unpaid interest to the redemption date. The Indenture contains customary agreements and covenants by the Company. These covenants limit the ability of the Company and its restricted subsidiaries (i) to incur debt secured by liens on certain property above a threshold, (ii) to engage in certain sale and leaseback transactions involving certain property above a threshold, and (iii) to consolidate or merge, or convey or transfer all or substantially all of the their assets. If the Company experiences certain changes of control accompanied or followed by rating downgrades during a specified period, the Company will be required to make an offer to repurchase the notes at a purchase price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest to the repurchase date.

The Company intends to allocate an amount equal to the net proceeds from the sale of the notes to a portfolio of eligible green projects across its three business segments: Water Infrastructure, Applied Water, and Measurement & Control Solutions. Pending allocation for such purposes, the Company intends to hold and/or invest the balance of net proceeds in its treasury liquidity portfolio, or in cash or other short-term and liquid instruments.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, which were filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2016, and to the full text of the Fourth Supplemental Indenture, which is filed as Exhibit 4.1 hereto. Each of the foregoing documents is incorporated by reference herein.

The notes were offered and sold pursuant to a registration statement on Form S-3 (File No. 333-239370), including a base prospectus (the “Registration Statement”), filed with the SEC on June 23, 2020, as supplemented by a preliminary prospectus supplement, filed with the SEC on June 24, 2020, and a final prospectus supplement, filed with the SEC on June 26, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report is also responsive to Item 2.03 of this report and is incorporated herein by reference.

Item 8.01	Other Events.

The notes were issued pursuant to an underwriting agreement, dated June 24, 2020 (the “Underwriting Agreement”), among the Company and BNP Paribas Securities Corp., Citigroup Global Markets Inc., ING Financial Markets, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “underwriters”). Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell the notes to the underwriters, and the underwriters agreed to purchase the notes for resale to the public. The Company sold the 2028 notes to the underwriters at an issue price of 98.876% of the principal amount thereof, and the underwriters offered the 2028 notes to the public at a price of 99.501% of the principal amount thereof. The Company sold the 2031 notes to the underwriters at an issue price of 98.564% of the principal amount thereof, and the underwriters offered the 2031 notes to the public at a price of 99.214% of the principal amount thereof.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the underwriters against certain liabilities arising out of or in connection with the sale of the notes and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

In connection with the Offering, the Company is filing as Exhibits 5.1 and 5.2 hereto opinions of counsel addressing the validity and enforceability of the notes. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 24, 2020, among Xylem Inc. and BNP Paribas Securities Corp., Citigroup Global Markets Inc., ING Financial Markets, LLC and J.P. Morgan Securities LLC.

4.1

Fourth Supplemental Indenture, dated June 26, 2020, by and between the Company and Deutsche Bank Trust Company Americas, as trustee (including the form of 1.950% Senior Notes due 2028 and the form of 2.250% Senior Notes due 2031).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Barnes & Thornburg LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Barnes & Thornburg LLP (included in Exhibit 5.2).

104.0	The cover page from Xylem Inc.’s Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: June 26, 2020	By:	/s/ E. Mark Rajkowski
	Name:	E. Mark Rajkowski
	Title:	Senior Vice President & Chief Financial Officer